UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-33784 (Commission File Number)	20-8084793 (I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In its initial review of the possible consequences of the proposals made by the TPG-Axon group to replace the Board of Directors (the “Board”) of SandRidge Energy, Inc. (the “Company”), the Board identified certain potentially significant consequences that could occur under the Company’s indentures (the “Indentures”) governing the Company’s senior notes. In that regard, the Board noted that a “change of control” would require the Company to make an offer to repurchase the Company’s outstanding senior notes under the Indentures, in the absence of the advance approval by the incumbent directors of the director candidates proposed by the TPG-Axon group for the limited purpose of the Indentures.

Under each of the Indentures, a change of control occurs when “during any period of two consecutive years, individuals who at the beginning of such period constituted the [Board]…(together with any new directors whose election to such board or whose nomination for election by the stockholders of the Company…was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of such Board of Directors then in office.”

On February 6, 2013, the Board determined to reserve decision on whether to approve the director candidates proposed by the TPG-Axon group for the limited purpose of the Indentures based on its belief, that under current market conditions, any change of control event under the Indentures was unlikely to have material consequences for the Company and its stockholders. On February 8, 2013, the Company filed a disclosure informing stockholders of its conclusions that a change of control event was not likely to have material consequences under current market conditions.

On March 8, 2013, in a case before Chancellor Strine in the Court of Chancery of the State of Delaware (Gerald Kallick, on behalf of himself and all other similarly situated stockholders, versus the Company and each of its current directors), the Court rejected the reasons expressed by the Board for reserving decision on whether to approve the director candidates proposed by the TPG-Axon group for the limited purpose of the change of control provisions of the Company’s Indentures. The Court, accordingly, enjoined the Board, unless and until it approves such candidates for purposes of the Indentures, from (i) soliciting any further consent revocations in opposition to the TPG-Axon group’s consent solicitation; (ii) relying upon or otherwise giving effect to any consent revocations received to date; and (iii) impeding the TPG-Axon group’s consent solicitation process in any way.

In light of the Court’s ruling, on March 9, 2013, the Board approved of the director candidates proposed by the TPG-Axon group for the limited purpose of the change of control provisions of its Indentures. This approval operates to avert the potential consequences originally identified by the Board in connection with the Indentures. Further, under the terms of the Court’s ruling, the Board is no longer subject to the injunction described above. The Board continues to oppose the election of the director candidates proposed by the TPG-Axon group, believes their election is not in the best interest of the Company’s stockholders, and recommends that stockholders support the Company’s existing experienced board of directors.

FORWARD LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of the Company. Actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements in this communication are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and has mailed the definitive consent revocation statement and a form of WHITE consent revocation card to stockholders of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, which is available now, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: March 12, 2013	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer